POWER OF ATTORNEY

I, the undersigned trustee of Sun Capital Advisers Trust (the "Trust"), a Delaware business trust, do hereby constitute and appoint James F. Alban, James M.A. Anderson and Maura A. Murphy, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below, (i) any Registration Statement on Form N-1A and any and all amendments to said Registration Statement, or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust of which I am now or am on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 15th day of February, 2005.

/s/ MICHAEL P. CASTELLANO

______________________________

Michael P. Castellano

Trustee

POWER OF ATTORNEY

I, the undersigned trustee of Sun Capital Advisers Trust (the "Trust"), a Delaware business trust, do hereby constitute and appoint James F. Alban, James M.A. Anderson and Maura A. Murphy, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below, (i) any Registration Statement on Form N-1A and any and all amendments to said Registration Statement, or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust of which I am now or am on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 15th day of February, 2005.

/s/ WILLIAM N. SEARCY, JR.

______________________________

William N. Searcy, Jr.

Trustee

POWER OF ATTORNEY

I, the undersigned trustee of Sun Capital Advisers Trust (the "Trust"), a Delaware business trust, do hereby constitute and appoint James F. Alban, James M.A. Anderson and Maura A. Murphy, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below, (i) any Registration Statement on Form N-1A and any and all amendments to said Registration Statement, or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust of which I am now or am on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 15th day of February, 2005.

/s/ ANTHONY C. PADDOCK

______________________________

Anthony C. Paddock

Trustee

POWER OF ATTORNEY

I, the undersigned trustee of Sun Capital Advisers Trust (the "Trust"), a Delaware business trust, do hereby constitute and appoint James F. Alban, James M.A. Anderson and Maura A. Murphy, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below, (i) any Registration Statement on Form N-1A and any and all amendments to said Registration Statement, or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust of which I am now or am on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 15th day of February, 2005.

/s/ GRAHAM E. JONES

______________________________

Graham E. Jones

Trustee

POWER OF ATTORNEY

I, the undersigned trustee and officer of Sun Capital Advisers Trust (the "Trust"), a Delaware business trust, do hereby constitute and appoint James F. Alban and Maura A. Murphy, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and the capacities indicated below, (i) any Registration Statement on Form N-1A and any and all amendments to said Registration Statement, or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by the Trust of which I am now or am on the date of such filing a Trustee of the Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements and amendments to said Registration Statement.

IN WITNESS WHEREOF, I have hereunder set my hand on this 15th day of February, 2005.

/s/ JAMES M.A. ANDERSON

______________________________

James M.A. Anderson

President, Chief Executive Officer and Trustee